UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2005

Vegas Equity International Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-50317	95-4558335
(State or Other Jurisdiction of Incorporation)	(Commission File number)	(IRS Employer Identification No.)

6767 West Tropicana Avenue, Suite 204	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 355-3103

Cash 4 Homes 24/7
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 2, 2005 the Company amended its Articles of Incorporation and changed its name to: Vegas Equity International Corp. with the Nevada Secretary of State.

On September 2, 2005 the Company amended its Articles of Incorporation and increased its authorized number of shares of common stock from 300,000,00 par value of $.0001 to 500,000,000 par value of $.0001 with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vegas Equity International Corp.

Date: February 27, 2006                          By:/s/   Gordon Forgey
Name:  Gordon Forgey
Title:    Chief Executive Officer